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                                                                    EXHIBIT 10.2

                                    KFX INC.
                           2004 EQUITY INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

                  Unless otherwise defined herein, the terms defined in the KFx Inc. 2004 Equity Incentive Plan shall have the same defined meanings in this Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT.

         You have been granted an option to purchase Common Stock, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Name of Optionee:                  ____________________________________

         Total Number of Shares Granted:    ____________________________________

         Type of Option:                    _____ Incentive Stock Option

                                            _____ Nonstatutory Stock Option

         Exercise Price per Share:          $___________________________________

         Grant Date:                        ____________________________________

         Vesting Commencement Date:         ____________________________________

         Vesting Schedule:                  This option may be exercised, in
                                            whole or in part, in accordance with
                                            the following schedule:

                                            [[___]% of the Shares subject to the
                                            option shall vest [__] months after
                                            the Vesting Commencement Date, and
                                            [__]% of the Shares subject to the
                                            option shall vest each [year/quarter
                                            /month] thereafter, subject to the
                                            optionee continuing to be a Service
                                            Provider on such dates.]

         Termination Period:                This option may be exercised for six
                                            months after the optionee ceases to
                                            be a Service Provider. The
                                            Administrator determines when the
                                            optionee incurs a Termination of
                                            Service for this purpose. Upon the
                                            death, Retirement (defined below),
                                            or Total and Permanent Disability of
                                            the optionee, this option may be
                                            exercised for 12 months after the
                                            optionee ceases to be a Service
                                            Provider. The term "Retirement"
                                            shall mean [___________]. In no
                                            event shall this option be exercised
                                            later than the Term/Expiration Date
                                            provided for below. These time
                                            periods may be extended as set forth
                                            in Section II.C and Section II.I
                                            below.

         Term/Expiration Date:              ____________________________________

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II. AGREEMENT.

         A. GRANT OF OPTION. The Administrator hereby grants to the optionee named in the Notice of Stock Option Grant attached as Part I of this Option Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "Exercise Price"), subject to the terms and conditions of this Option Agreement and the Plan. This Option is intended to be an Incentive Stock Option ("ISO") or a Nonstatutory Stock Option ("NSO"), as provided in the Notice of Stock Option Grant.

B. EXERCISE OF OPTION.

             1. VESTING/RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice of Stock Option Grant, this Option Agreement and the applicable provisions of the Plan. Notwithstanding any other provision in this Agreement to the contrary, no portion of this Option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders. In addition, this Option becomes exercisable in full if the Company is subject to a Change in Control before the Optionee's Termination of Service, and the Optionee is subject to an Involuntary Termination (defined below) in anticipation of or within 12 months after the Change in Control. For purposes of this Option, the term "Change in Control" shall not include any underwritten public offering of Shares registered under the Securities Act of 1933, as amended (the "Securities Act"). This Option may also become exercisable in accordance with Section J below.

             The term "Involuntary Termination" shall mean the Optionee's Termination of Service by reason of: (i) the involuntary discharge of the Optionee by the Company (or the Affiliate employing him or her) for reasons other than Cause (defined below); or (ii) the voluntary resignation of the Optionee following (A) a material adverse change in his or her title, stature, authority or responsibilities with the Company (or the Affiliate employing him or her), (B) a material reduction in his or her base salary or annual bonus opportunity or (C) receipt of notice that his or her principal workplace will be relocated by more than 50 miles. The term "Cause" shall mean any of the following acts or omissions on the part of the Optionee: any act of dishonesty, any disclosure of confidential information, negligence or misconduct, failure to perform duties to the standards required by the Company (or the Affiliate employing him or her) or neglect of his or her duties, as determined in the Administrator's sole and absolute discretion, any illegal act, drug, alcohol or other substance abuse, or any act or omission which has an adverse effect on the Company or any Affiliate's reputation or business operations.

             This Option will in no event become exercisable for additional Shares after a Termination of Service for any reason.


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         2. METHOD OF EXERCISE. This Option is exercisable by delivering to the
Administrator a fully executed "Exercise Notice" or by any other method approved by the Administrator. The Exercise Notice shall provide that the Optionee is electing to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Administrator. The Exercise Notice shall be accompanied by payment of the full aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Administrator of such fully executed Exercise Notice accompanied by such aggregate Exercise Price. The Optionee is responsible for filing any reports of remittance or other foreign exchange filings required in order to pay the Exercise Price.

         C. LIMITATION ON EXERCISE. The grant of this Option and the issuance of Shares upon exercise of this Option is subject to compliance with all Applicable Laws. This Option may not be exercised if the issuance of Shares upon exercise would constitute a violation of any Applicable Laws. In addition, this Option may not be exercised unless (i) a registration statement under the Securities Act is in effect at the time of exercise of this Option with respect to the Shares or (ii) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of this Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. Also, notwithstanding any other provision of this Agreement or the Plan, no portion of this Option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of this Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. Any shares which are issued will be "restricted securities" as that term is defined in Rule 144 under the Securities Act, and will bear an appropriate restrictive legend, unless they are registered under the Securities Act. The Company is under no obligation to register the Shares issuable upon exercise of this Option. If on the date the Optionee ceases to be a Service Provider, a registration statement under the Securities Act is not in effect with respect to the Shares issuable upon exercise of this Option, this Option will remain exercisable until three months after the date the Optionee is notified by the Company that such a registration statement is in effect, but in any event no later than the Expiration Date.

         D. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following methods; provided, however, the payment shall be in strict compliance with all procedures established by the Administrator:

             1. cash;

             2. check or wire transfer;

             3. subject to any conditions or limitations established by the Administrator, other Shares which (i) in the case of Shares acquired upon the exercise of an option, have been owned by the Optionee for more than six months on the date of surrender or attestation and (ii) have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price;


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             4. consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator (Officers and Directors shall not be permitted to use this procedure if this procedure would violate Section 402 of the Sarbanes-Oxley Act of 2002, as amended); or

             5. any combination of the foregoing methods of payment.

         E. LEAVE OF ABSENCE. The Optionee shall not incur a Termination of Service when the Optionee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or Affiliate employing him or her) in writing and if continued crediting of service is required by the terms of the leave or by applicable law. However, the Optionee incurs a Termination of Service when the approved leave ends, unless the Optionee immediately returns to active work.

         For purposes of ISOs, no leave of absence may exceed three months, unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company (or Affiliate employing him or her) is not so provided by statute or contract, the Optionee shall be deemed to have incurred a Termination of Service on the first day immediately following such three month period of leave for ISO purposes and this Option shall cease to be treated as an ISO and shall terminate upon the expiration of the three month period following the date the employment relationship is deemed terminated.

         F. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option Agreement and the Plan shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. This Option may not be assigned, pledged or hypothecated by the Optionee whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

         G. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with this Option Agreement and the Plan.

         H. TAX OBLIGATIONS.

             1. WITHHOLDING TAXES. The Optionee agrees to make appropriate arrangements with the Administrator for the satisfaction of all applicable Federal, state, local, and foreign income taxes, employment tax, and any other taxes that are due as a result of the Option exercise. With the Administrator's consent, these arrangements may include withholding Shares that otherwise would be issued to the Optionee pursuant to the exercise of this Option. The Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.


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             2. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option
is an ISO, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the exercise of the ISO on or before the later of (i) the date two years after the Grant Date, or (ii) the date one year after the date of exercise, the Optionee shall immediately notify the Administrator in writing of such disposition. The Optionee agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

         I. EXTENSION IF THE OPTIONEE SUBJECT TO SECTION 16(B). If a sale within the applicable Termination Period set forth in Section I of Shares acquired upon the exercise of this Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, this Option shall remain exercisable until the earliest to occur of (i) the 10th day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the 190th day after the Optionee's Termination of Service, or (iii) the Term/Expiration Date.

         J. CHANGE IN CONTROL. In the event of a Change in Control prior to the Optionee's Termination of Service, the Option will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee will fully vest in and have the right to exercise the Option. In addition, if the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator will notify the Optionee in writing or electronically that the Option will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.

         K. RESTRICTIONS ON RESALE. The Optionee agrees not to sell any Shares at a time when Applicable Law, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction shall apply as long as the Optionee is a Service Provider and for such period of time after the Optionee's Termination of Service as the Administrator may specify.

         L. LOCK-UP AGREEMENT. The Optionee hereby agrees that in connection with any underwritten public offering of Shares made by the Company pursuant to a registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any Shares (including but not limited to Shares subject to this Option) or any rights to acquire Shares of the Company for such period of time beginning on the date of filing of such registration statement with the Securities and Exchange Commission and ending at the time as may be established by the underwriters for such public offering; provided, however, that such period of time shall end not later than 180 days from the effective date of such registration statement. The foregoing limitation shall not apply to shares registered for sale in such public offering.

         M. ENTIRE AGREEMENT; GOVERNING LAW. This Option Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.


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         N. NO GUARANTEE OF CONTINUED SERVICE. THE OPTIONEE ACKNOWLEDGES AND
AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

             By the Optionee's signature and the signature of the Company's representative below, the Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of this Option Agreement and the Plan. The Optionee has reviewed this Option Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement and the Plan. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this Option Agreement and the Plan.

             The Optionee further agrees that the Company may deliver by email all documents relating to the Plan or this Option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). The Optionee also agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.

OPTIONEE:                               KFx INC.


_____________________________           By _______________________________
Signature

_____________________________           Title ____________________________
Print Name



____________________________
Residence Address

____________________________



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